NASDAQ: TIPT ACQUISITION OF SMART AUTOCARE December 2019

DISCLAIMERS LIMITATIONS ON THE USE OF INFORMATION This presentation has been prepared by Tiptree Inc. and its consolidated subsidiaries (“Tiptree", "the Company" or "we”) solely for informational purposes, and not for the purpose of updating any information or forecast with respect to Tiptree, its subsidiaries or any of its affiliates or any other purpose. Tiptree reports a non-controlling interest in TFP that is not owned by Tiptree and certain other operating subsidiaries that are not wholly owned. Unless otherwise noted, all information is of Tiptree on a consolidated basis before non-controlling interest. Neither Tiptree nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and no such party shall have any liability for such information. These materials and any related oral statements are not all-inclusive and shall not be construed as legal, tax, investment or any other advice. You should consult your own counsel, accountant or business advisors. Performance information is historical and is not indicative of, nor does it guarantee future results. There can be no assurance that similar performance may be experienced in the future. All information is as of September 30, 2019 unless otherwise noted. SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS AND PROJECTIONS This document contains "forward-looking statements" which involve risks, uncertainties and contingencies, many of which are beyond Tiptree's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained herein that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "estimate," "expect,“ “intend,” “may,” “might,” "plan," “project,” “should,” "target,“ “will,” or similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about Tiptree's plans, objectives, expectations and intentions. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond the company’s control, are difficult to predict and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. Actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to those described in the section entitled “Risk Factors” in Tiptree’s Annual Report on Form 10-K, and as described in the Tiptree’s other filings with the SEC. Forward looking statements are also subject to the risks and uncertainties related to our proposed acquisition of Smart AutoCare, including failure to obtain applicable regulatory approvals, failure of the closing conditions to be satisfied, the risk that we will not be able to successfully integrate Smart AutoCare and other factors beyond our control. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this release. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of the forward-looking statements. Other unknown or unpredictable factors also could affect the forward-looking statements provided. Consequently, actual performance could be materially different from the results described or anticipated by the forward-looking statements. Given these uncertainties, one should not place undue reliance on these forward-looking statements. Except as required by the federal securities laws, Tiptree Inc. undertakes no obligation to update any forward-looking statements. In light of the risks and uncertainties inherent in all projections, the inclusion of forward-looking statements and projections in this presentation should not be considered as a representation by us or any other person that our objectives or plans will be achieved. Numerous factors, including those described in Tiptree’s Annual Report on Form 10‐K or in Tiptree’s other filings with the SEC, could cause our actual results to differ materially from those expressed or implied in forward-looking statements. MARKET AND INDUSTRY DATA Certain market data and industry data used in this presentation were obtained from reports of governmental agencies and industry publications and surveys. Tiptree Inc. believes the data from third- party sources to be reliable based upon management’s knowledge of the industry, but have not independently verified such data and as such, make no guarantees as to its accuracy, completeness or timeliness. SMART AUTOCARE INFORMATION The information in this presentation regarding Smart AutoCare has been provided by Smart AutoCare but we have not independently verified such data and as such, make no guarantees as to its accuracy, completeness or timeliness. Financial information of Smart AutoCare was prepared on a modified cash basis and application of GAAP principles to Smart AutoCare financial information may cause results to materially differ. NOT AN OFFER OR A SOLICIATION This document does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with Tiptree, its subsidiaries or its affiliates. The information in this document is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. NON-GAAP MEASURES In this document, financial measures derived from consolidated financial data are sometimes used but not presented in the financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under the SEC rules. These non-GAAP financial measures supplement GAAP disclosures and should not be considered an alternative to the GAAP measure. Management's reasons for using these non-GAAP financial measures and the reconciliations to their most directly comparable GAAP financial measures are posted in the Appendix. 1

THE ACQUISITION 2

ACCELERATES OUR GROWTH IN AUTO WARRANTY SECTOR

Transaction Overview

- Acquisition of Smart AutoCare ("SAC")[1], a growing service contract and warranty administrator for ~8.3x modified cash EBITDA[2]
- Unique off-market opportunity based on long-standing relationship with Fortegra
- To be funded with a combination of cash on hand and debt financing, subject to market conditions
- A substantial portion of the consideration is in a performance based earn out
- SAC management team will remain with the business and lead our auto-related warranty operations and report to Rick Kahlbaugh, CEO of Tiptree Insurance
- Expected to close in early Q1 2020

Strategic rationale

- Fee income business generating strong cash flow in non-regulated subsidiaries
- Immediately enhances scale in vehicle protection products
  - Pro-forma administrative business with 2k+ dealerships
- Substantial revenue growth opportunity through vertically integrated operations
  - Differentiated value proposition to auto dealers
  - Enhanced cross-sell opportunities (e.g., roadside assistance, premium finance, GAP)
  - Opportunity for bolt-on acquisitions
- Anticipate modest synergies within 24 months
  - Immediate opportunity for improved investment income
  - Consolidation of back-office functions

1 Smart AutoCare formerly known as Accelerated Service International (ASI).
2 $110m of upfront consideration plus performance-based earn out of up to $50m. Incremental $30m incentive-based earn out tied to substantial growth in profitability of the business over 3 years. Financials based upon modified cash EBITDA for last twelve months ended September 30, 2019.

TiptreeInc.
3

SMART AUTOCARE BRINGS MORE SCALE AND ENHANCES DIVERSIFICATION ($ in millions) Overview Substantial growth in premiums and equivalents Vehicle Service Contracts (VSCs)  SAC designs, markets, and administers vehicle protection Guaranteed Asset Protection (GAP) $184 products to auto dealerships across the U.S. Ancillary $157 — Client relationships with 1,500+ dealerships $129 122 — 87% of revenues from diverse, growing independent 104 agent network (275+) $71 74 $47 — Majority of revenues from relationships 3 years or longer 30 21 26 20 21 19 — Leader in structuring reinsurance companies for dealers 10 33 41 16 22 30 2014 2015 2016 2017 2018 Premiums and equivalents Stand-alone Smart Auto Care Pro-forma Combined Services Services 4% Auto Specialty 2% Specialty Warranty 11% 17% 100% Q3’19 Q3’19 PF Q3’19 Credit Credit LTM LTM LTM 51% 56%  $1,130 $201 = $1,331 Warranty 23% Warranty 36% 4

EXECUTING ON THE STRATEGIC PLAN 5

BUILDING ON THE FORTEGRA FOUNDATION

1981-2014

- Fortegra was founded as a provider of credit protection products
- Over-time, expanded into complimentary products through organic and inorganic initiatives
  - ✓ Auto & consumer warranty
  - ✓ Premium finance
  - ✓ Roadside assistance
- Built a leading underwriter and administrator of specialty insurance & consumer programs

2015-2018

- Strategically acquired by Tiptree, establishing Tiptree Insurance
- Re-gained A.M. Best "A-" rating (Excellent)
- Enhanced investment management capabilities
- Continued to expand management team
- Broadened insurance products to include specialty P&C programs (lite-commercial)

2019+

- Expanded into Europe
- Acquired majority interest in Defend, a pan-European auto warranty administrator
- Agreement to acquire Smart AutoCare, significantly expanding auto warranty business in U.S.
- Focused on continuing to drive organic growth, while also exploring inorganic opportunities

Well positioned for continued profitable growth

TiptreeInc.
6

CREATING A BROADER INSURANCE PLATFORM

($ in millions)

TiptreeInsurance

Market:	Insurance	International	Warranty
Acquired or entered:	Acquired YE 2014	Entered in 2018	Acquired YE 2019
Lead brand:	Fortegra	Fortegra Europe Defend	Smart AutoCare
Premiums & Equivalents[1]	*$1,105m*	*$25m*	*$201m*
Products:	• Credit insurance • Specialty casualty lines • Consumer warranty & service contracts • Premium finance • Roadside assistance	• Vehicle service contracts • Select specialty insurance lines	• Vehicle service contracts • Ancillary products

Vertically integrated company with a focus on fees & profitable underwriting

1 Based upon the pro-forma last twelve months ended September 30, 2019.

TiptreeInc.

7

WARRANTY AND SERVICE CONTRACTS – OUR GROWTH FOCUS

($ in millions)

Written premiums & premium equivalents


Auto
Consumer electronics, appliances & furniture
Mobile Phones
$104
35
56
13
$165
22
66
77
$216
13
108
95
$256
12
113
131
$348
10
120
218
$483
10
120
353
2015
2016
2017
2018
Q3'19 LTM
PF Q3'19 LTM

Diversified distribution and sales channels

Products and services are distributed through:

- Independent agents
- Third party administrators
- Strategic partners
  - Auto dealers
  - Retailers
  - Wireless carriers


$483m
Partner 1 - (4%)
Partner 2 - (4%)
Partner 3 - (4%)
Partner 4 - (3%)
Partner 5 - (3%)

Strategy

- Fortegra entered the warranty market in 2007 as a natural extension of credit protection business given common distribution and end-client purchasers
- The business is vertically integrated within the warranty value chain, creating several avenues to generate revenue
  - ✓ Administrator / obligor
  - ✓ Premium Finance
  - ✓ Roadside Assistance
  - ✓ Insurance Company
- The majority of the auto warranty business comprises vehicle service contracts ("VSCs"), which protect car owners from unexpected, costly repairs
- Large portion (~75% of Q3'19 LTM) of revenue is service fees captured in non-regulated service companies
- Opportunity exists to increase share across broader $45B[1] U.S. warranty market given broad product/service offering and existing distribution relationships

TiptreeInc.

1 Source: Warranty Week, U.S. Consumer Service Contract Market Premiums Paid by U.S. Consumers as of February 1, 2018.

8

WHY THE VEHICLE PROTECTION MARKET?  Strong opportunities for growth within U.S. and European markets U.S. vehicle warranty market  $35B U.S. vehicle warranty market, with international growth opportunities After Point of Vehicle  Highly fragmented with 100+ providers Sale 7% New Cars 46% $35B Used  Increasing dealer focus on warranty products Franchise 34%  Dealer profits largely depend on F&I products (including warranty) and repairs Used Independent  Driving increasing penetration rates 13%  Greater consumer understanding of the value of vehicle warranties Vehicles coming off warranty  Expanding used car market with higher maintenance needs  Increasing average age of vehicles on the road 107 109 101 105 96 95 91 87 86 86 87 90  Limited impact from economic cycles  Dealers emphasis on selling warranties increases during recession  Profits from warranties important to dealers '13 '14 '15 '16 '17 '18 '19E '20E '21E '22E '23E '24E Source: NADA and Colonnade 9

WELL POSITIONED TO DELIVER ON LONG-TERM OBJECTIVES  Grow specialty insurance  Continue growth in written premiums while maintaining underwriting standards  Expand Internationally  Integrate and grow Smart AutoCare  Continue to pursue bolt-on acquisition opportunities  Focus on growing and improving long-term investment income Tiptree Insurance + Tiptree Capital = Tiptree Inc. 10